OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                       (UNAUDITED)    (UNAUDITED)                    (UNAUDITED)     (UNAUDITED)
                                      NOV 30, 1997   OCT 31, 1997                   NOV 30, 1997    OCT 31, 1997
                                           ESD            ESD          CHANGE            PSD             PSD           CHANGE
                                     --------------------------------------------    -----------------------------------------
 CURRENT ASSETS
 Cash                                        2,802          2,193            609         29,058         17,549         11,509
 Restricted cash held in escrow          2,614,801      2,614,801            -              -              -              -
 Accounts receivable                           -              -                             -              -
   A/R--trade                           11,912,354     11,361,193        551,161      2,711,907      2,724,121        (12,214)
   A/R--interco                             46,535          8,757         37,778          3,933        102,425        (98,492)
   A/R--employees                           10,265          5,699          4,566         32,053         30,035          2,018
   A/R--supplemental                     1,481,112      1,385,610         95,502                                          -
   A/R--misc.                               17,337         94,850        (77,513)           -              -              -
   Allowance for doubtful accounts      (2,240,791)    (2,129,138)      (111,653)      (204,693)      (294,463)        89,770
                                     --------------------------------------------    -----------------------------------------
     Accounts receivable, net           11,226,812     10,726,971        499,841      2,543,200      2,562,118        (18,918)
                                     --------------------------------------------    -----------------------------------------
 Costs and earnings in excess of
     billings                            7,014,019      7,389,421       (375,402)           -              -              -
 Prepaid expenses                           28,903         39,585        (10,682)       160,204        122,824         37,380
 Inventory                                  18,310         18,315             (5)     3,498,154      3,437,360         60,794
 Inventory reserve                             -              -              -       (1,174,615)      (924,118)      (250,497)
                                     --------------------------------------------    -----------------------------------------
     Inventory, net                         18,310         18,315             (5)     2,323,539      2,513,242       (189,703)
                                     --------------------------------------------    -----------------------------------------
 Other current assets                          -              -              -              -              -              -
                                     --------------------------------------------    -----------------------------------------
 TOTAL CURRENT ASSETS                   20,905,647     20,791,286        114,361      5,056,001      5,215,733       (159,732)
                                     --------------------------------------------    -----------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                       2,106,819      2,115,519         (8,700)       321,020        321,020            -
   Automotive equipment                    922,976        937,976        (15,000)       619,625        619,626             (1)
   Office furniture and equipment          792,597        791,692            905      1,089,968        895,500        194,468
   Equipment under capital leases                                            -                                            -
   Leasehold improvements                   92,903         90,823          2,080         89,040         37,993         51,047
                                     --------------------------------------------    -----------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST        3,915,295      3,936,010        (20,715)     2,119,653      1,874,139        245,514
   Accum. Depreciation                  (2,250,323)    (2,211,521)       (38,802)    (1,084,810)      (940,221)      (144,589)
                                     --------------------------------------------    -----------------------------------------
 TOTAL PROPERTY & EQUIP., NET            1,664,972      1,724,489        (59,517)     1,034,843        933,918        100,925
                                     --------------------------------------------    -----------------------------------------
 Long-term receivable - Other (Texas)      958,716        931,981         26,735            -              -              -
 Other Assets                              178,166        159,435         18,731            -              -              -
 Investment & Intercompany in
     Subsidiaires                              -              -              -              -              -              -
                                     --------------------------------------------    -----------------------------------------
 TOTAL ASSETS                           23,707,501     23,607,191        100,310      6,090,844      6,149,651        (58,807)
                                     --------------------------------------------    -----------------------------------------
                                     --------------------------------------------    -----------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                        365,900        263,401        102,499        179,492        173,066          6,426
   Line of Credit                              -              -              -              -              -              -
   Accrued expenses, excluding
     bankruptcy costs                      663,458        544,390        119,068        612,040        611,117            923
   Accrued bankruptcy costs                    -              -              -              -              -              -
   Estimated claims against cash held
     in escrow                           2,560,602      2,560,602            -              -              -              -
   Billings in excess of costs &
     earnings                                  -              -              -              -              -              -
   Current portion of long term debt           -              -              -              -              -              -
   Intercompany - BNYFC                  8,721,962      8,688,044         33,918      7,618,349      7,479,565        138,784
   Intercompany payables                    10,122         39,584        (29,462)       137,546        119,217         18,329
                                     --------------------------------------------    -----------------------------------------
 TOTAL POST PETITION CURRENT
  LIABILITIES                           12,322,044     12,096,021        226,023      8,547,427      8,382,965        164,462
 Intercompany - BNYFC                          -              -              -              -              -              -
 Intercompany Notes Payable              8,741,768      8,741,768            -              -              -              -
 Pre Petition Liabilities                2,463,068      2,489,795        (26,727)       982,314        975,665          6,649
 Pre Petition Estimated Construction
   Claims                                      -              -              -              -              -              -
                                     --------------------------------------------    -----------------------------------------
   TOTAL LIABILITIES                    23,526,881     23,327,584        199,296      9,529,741      9,358,630        171,111
                                     --------------------------------------------    -----------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                                                  3,371,172      3,371,172            -
 Additional paid in capital             17,791,864     17,791,864                    10,742,189     10,742,189            -
 Treasury Stock A-P-I-C                                                      -                                            -
 Retained earnings - prior             (15,563,779)   (15,563,779)           -      (14,767,222)   (14,767,222)           -
 Y-T-D net income pre petition             (26,496)       (26,496)           -         (247,894)      (247,894)           -
 Y-T-D net income post petition         (2,020,969)    (1,921,983)       (98,986)    (2,537,142)    (2,307,224)      (229,918)
                                     --------------------------------------------    -----------------------------------------
   TOTAL SHAREHOLDERS' EQUITY              180,621        279,607        (98,986)    (3,438,897)    (3,208,979)      (229,918)
                                     --------------------------------------------    -----------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS'
   EQUITY                               23,707,501     23,607,191        100,310      6,090,844      6,149,651        (58,807)
                                     --------------------------------------------    -----------------------------------------
                                     --------------------------------------------    -----------------------------------------

              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                  (UNAUDITED)    (UNAUDITED)                  (UNAUDITED)   (UNAUDITED)
                                                 NOV 30, 1997    OCT 31, 1997                NOV 30, 1997   OCT 31, 1997
                                                   CORPORATE      CORPORATE       CHANGE      OPERATIONS     OPERATIONS    CHANGE
                                                ------------------------------------------  ----------------------------------------
 CURRENT ASSETS
 Cash                                                 184,122        108,009      76,113        215,982        127,751      88,231
 Restricted cash held in escrow                           -              -           -        2,614,801      2,614,801         -
 Accounts receivable                                      -              -
   A/R--trade                                         144,431        144,431           -     14,768,692     14,229,745     538,947
   A/R--interco                                           -              -             -         50,468        111,182     (60,714)
   A/R--employees                                         -              -             -         42,318         35,734       6,584
   A/R--supplemental                                                                   -      1,481,112      1,385,610      95,502
   A/R--misc.                                       1,073,066      1,076,094      (3,028)     1,090,403      1,170,944     (80,541)
   Allowance for doubtful accounts                 (1,138,467)    (1,138,467)        -       (3,583,951)    (3,562,068)    (21,883)
                                                ------------------------------------------  ----------------------------------------
     Accounts receivable, net                          79,030         82,058      (3,028)    13,849,042     13,371,147     477,895
                                                ------------------------------------------  ----------------------------------------
 Costs and earnings in excess of billings                 -              -           -        7,014,019      7,389,421    (375,402)
 Prepaid expenses                                     574,954        475,232      99,722        764,061        637,641     126,420
 Inventory                                                -              -           -        3,516,464      3,455,675      60,789
 Inventory reserve                                        -              -           -       (1,174,615)      (924,118)   (250,497)
                                                ------------------------------------------  ----------------------------------------
     Inventory, net                                       -              -           -        2,341,849      2,531,557    (189,708)
                                                ------------------------------------------  ----------------------------------------
 Other current assets                                     -              -           -              -              -           -
                                                ------------------------------------------  ----------------------------------------
 TOTAL CURRENT ASSETS                                 838,106        665,299     172,807     26,799,754     26,672,318     127,436
                                                ------------------------------------------  ----------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                        -              -           -        2,427,839      2,436,539      (8,700)
   Automotive equipment                                   -              -           -        1,542,601      1,557,602     (15,001)
   Office furniture and equipment                     311,292        311,292         -        2,193,857      1,998,484     195,373
   Equipment under capital leases                                                    -              -              -           -
   Leasehold improvements                              21,780         21,780         -          203,723        150,596
                                                ------------------------------------------  ----------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                     333,072        333,072         -        6,368,020      6,143,221     171,672
   Accum. Depreciation                               (269,823)      (267,386)     (2,437)    (3,604,956)    (3,419,128)   (185,828)
                                                ------------------------------------------  ----------------------------------------
 TOTAL PROPERTY & EQUIP., NET                          63,249         65,686      (2,437)     2,763,064      2,724,093     (14,156)
                                                ------------------------------------------  ----------------------------------------
 Long-term receivable - Other (Texas)                     -              -           -          958,716        931,981      26,735
 Other Assets                                         466,312        475,838      (9,526)       644,478        635,273       9,205
 Investment & Intercompany in Subsidiaires         74,785,283     74,785,283         -       74,785,283     74,785,283         -
                                                ------------------------------------------  ----------------------------------------
 TOTAL ASSETS                                      76,152,950     75,992,106     160,844    105,951,295    105,748,948     149,220
                                                ------------------------------------------  ----------------------------------------
                                                ------------------------------------------  ----------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                   183,028        166,790      16,238        728,420        603,257     125,163
   Line of Credit                                  19,966,112     20,243,285    (277,173)    19,966,112     20,243,285    (277,173)
   Accrued expenses, excluding bankruptcy costs       543,889        569,387     (25,498)     1,819,387      1,724,894      94,493
   Accrued bankruptcy costs                         1,932,839      1,822,174     110,665      1,932,839      1,822,174     110,665
   Estimated claims against cash held in escrow           -              -           -        2,560,602      2,560,602         -
   Billings in excess of costs & earnings                 -              -           -              -              -           -
   Current portion of long term debt                      -              -           -              -              -           -
   Intercompany - BNYFC                                                              -       16,340,311     16,167,609     172,702
   Intercompany payables                                  -            2,418      (2,418)       147,668        161,219     (13,551)
                                                ------------------------------------------  ----------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES           22,625,868     22,804,054    (178,186)    43,495,339     43,283,040     212,299
 Intercompany - BNYFC                             (20,131,571)   (20,888,536)    756,965    (20,131,571)   (20,888,536)    756,965
 Intercompany Notes Payable                               -              -           -        8,741,768      8,741,768         -
 Pre Petition Liabilities                           2,549,737      2,549,737         -        5,995,119      6,015,197     (20,078)
 Pre Petition Estimated Construction Claims               -              -           -              -              -           -
                                                ------------------------------------------  ----------------------------------------
   TOTAL LIABILITIES                                5,044,034      4,465,255     578,779     38,100,656     37,151,469     949,186
                                                ------------------------------------------  ----------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                  121,289        121,289         -        3,492,461      3,492,461         -
 Additional paid in capital                       128,204,630    128,204,630         -      156,738,683    156,738,683
 Treasury Stock A-P-I-C                              (562,506)      (562,506)        -         (562,506)      (562,506)        -
 Retained earnings - prior                        (49,321,103)   (49,321,103)        -      (79,652,104)   (79,652,104)        -
 Y-T-D net income pre petition                       (895,498)      (895,498)        -       (1,169,888)    (1,169,888)        -
 Y-T-D net income post petition                    (6,437,896)    (6,019,961)   (417,935)   (10,996,007)   (10,249,168)   (746,839)
                                                ------------------------------------------  ----------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                      71,108,916     71,526,851    (417,935)    67,850,640     68,597,479    (746,839)
                                                ------------------------------------------  ----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY           76,152,950     75,992,106     160,844    105,951,295    105,748,948     202,347
                                                ------------------------------------------  ----------------------------------------
                                                ------------------------------------------  ----------------------------------------

              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                   (UNAUDITED)    (UNAUDITED)               (UNAUDITED)    (UNAUDITED)
                                                   NOV 30, 1997   OCT 31, 1997              NOV 30, 1997   OCT 31, 1997
                                                   DISCONTINUED   DISCONTINUED                COMBINED       COMBINED
                                                    OPERATIONS     OPERATIONS    CHANGE         FINAL          FINAL        CHANGE
                                                ------------------------------------------  ----------------------------------------
 CURRENT ASSETS
 Cash                                                  55,766         59,900      (4,134)       271,748        187,651      84,097
 Restricted cash held in escrow                           -              -           -        2,614,801      2,614,801         -
 Accounts receivable
   A/R--trade                                       7,659,625      8,536,784    (877,159)    22,428,317     22,766,529    (338,212)
   A/R--interco                                       163,509        170,937      (7,428)           -              -           -
   A/R--employees                                       2,041          2,284        (243)        44,359         38,018       6,341
   A/R--supplemental                                                                 -        1,481,112      1,385,610      95,502
   A/R--misc.                                         151,471        197,240     (45,769)     1,241,874      1,368,184    (126,310)
   Allowance for doubtful accounts                 (3,198,040)    (3,220,602)     22,562     (6,781,991)    (6,782,670)        679
                                                ------------------------------------------  ----------------------------------------
     Accounts receivable, net                       4,778,606      5,686,642    (908,036)    18,413,671     18,775,670    (362,000)
                                                ------------------------------------------  ----------------------------------------
 Costs and earnings in excess of billings                 -              -           -        7,014,019      7,389,421    (375,402)
 Prepaid expenses                                         -           10,587     (10,587)       764,061        648,228     115,833
 Inventory                                                -        1,965,839  (1,965,839)     3,516,464      5,421,514  (1,905,050)
 Inventory reserve                                        -       (1,851,428)  1,851,428     (1,174,615)    (2,775,546)  1,600,931
                                                ------------------------------------------  ----------------------------------------
     Inventory, net                                       -          114,411    (114,411)     2,341,849      2,645,968    (304,119)
                                                ------------------------------------------  ----------------------------------------
 Other current assets                                  31,230         31,230         -           31,230         31,230         -
                                                ------------------------------------------  ----------------------------------------
 TOTAL CURRENT ASSETS                               4,865,602      5,902,770  (1,037,168)    31,451,379     32,292,969    (841,591)
                                                ------------------------------------------  ----------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                    187,180        315,461    (128,281)     2,615,019      2,752,000    (136,981)
   Automotive equipment                               118,074        139,394     (21,320)     1,660,675      1,696,996     (36,321)
   Office furniture and equipment                      23,796        478,280    (454,484)     2,217,653      2,476,764    (259,111)
   Equipment under capital leases                                                    -                                         -
   Leasehold improvements                             136,072        189,519     (53,447)       339,795        340,115        (320)
                                                ------------------------------------------  ----------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                     465,121      1,122,653    (657,532)     6,833,142      7,265,875    (432,733)
   Accum. Depreciation                               (317,712)      (970,192)    652,480     (3,922,668)    (4,389,320)    466,652
                                                ------------------------------------------  ----------------------------------------
 TOTAL PROPERTY & EQUIP., NET                         147,410        152,462      (5,052)     2,910,474      2,876,555      33,919
                                                ------------------------------------------  ----------------------------------------
 Long-term receivable - Other (Texas)                     -              -           -          958,716        931,981      26,735
 Other Assets                                          20,815         20,811           4        665,293        656,084       9,209
 Investment & Intercompany in Subsidiaires                -              -           -          425,000        425,000         -
                                                ------------------------------------------  ----------------------------------------
 TOTAL ASSETS                                       5,033,827      6,076,043  (1,042,216)    36,410,862     37,182,590    (771,727)
                                                ------------------------------------------  ----------------------------------------
                                                ------------------------------------------  ----------------------------------------
 POST PETITION CURRENT LIABILITIES
   Accounts payable                                    75,329         65,207      10,122        806,963        668,462     138,501
   Line of Credit                                         -              -           -       19,966,112     20,243,285    (277,173)
   Accrued expenses, excluding bankruptcy costs         7,142             52       7,091      1,826,530      1,724,946     101,584
   Accrued bankruptcy costs                               -              -           -        1,932,839      1,822,174     110,665
   Estimated claims against cash held in escrow           -              -           -        2,560,602      2,560,602         -
   Billings in excess of costs & earnings                 -              -           -              -              -           -
   Current portion of long term debt                      -              -           -              -              -           -
   Intercompany - BNYFC                             3,794,479      4,720,928    (926,449)           -              -           -
   Intercompany payables                               66,305        120,898     (54,592)           -              -           -
                                                ------------------------------------------  ----------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES            3,943,255      4,907,084    (963,829)    27,093,046     27,019,469      73,577
 Intercompany - BNYFC                                                                -                                         -
 Intercompany Notes Payable                         2,535,455      2,535,455                        -              -           -
 Pre Petition Liabilities                          10,862,850     10,919,121     (56,271)    16,857,970     16,934,318     (76,349)
 Pre Petition Estimated Construction Claims         2,904,000      2,904,000         -        2,904,000      2,904,000         -
                                                ------------------------------------------  ----------------------------------------
   TOTAL LIABILITIES                               20,245,560     21,265,660  (1,020,099)    46,855,015     46,857,787      (2,772)
                                                ------------------------------------------  ----------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                2,082,948      2,082,948         -          121,289        121,289         -
 Additional paid in capital                        25,370,632     25,370,632                124,480,376    124,480,376
 Treasury Stock A-P-I-C                                   -              -           -         (562,506)      (562,506)        -
 Retained earnings - prior                        (32,353,339)   (32,353,339)              (112,005,443)  (112,005,443)        -
 Y-T-D net income pre petition                       (676,048)      (676,048)        -       (1,845,936)    (1,845,936)        -
 Y-T-D net income post petition                    (9,635,926)    (9,613,810)    (22,117)   (20,631,933)   (19,862,977)   (768,956)
                                                ------------------------------------------  ----------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                     (15,211,734)   (15,189,617)    (22,117)   (10,444,153)    (9,675,197)   (768,956)
                                                ------------------------------------------  ----------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY           5,033,827      6,076,043  (1,042,216)    36,410,862     37,182,590    (771,727)
                                                ------------------------------------------  ----------------------------------------
                                                ------------------------------------------  ----------------------------------------

              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                                   (UNAUDITED)    (UNAUDITED)                 (UNAUDITED)    (UNAUDITED)
                                                   MONTH ENDED    MONTH ENDED                 MONTH ENDED    MONTH ENDED
                                                  NOV 30, 1997    OCT 31, 1997                NOV 30, 1997   OCT 31, 1997
                                                       ESD            ESD        CHANGE           PSD            PSD       CHANGE
                                                ------------------------------------------  ----------------------------------------
 Sales                                              1,167,422      1,201,399     (33,977)       967,773        918,308      49,465
 Cost of Sales                                        747,441        746,428       1,013        866,765        998,015    (131,250)
                                                ------------------------------------------  ----------------------------------------
     Gross Profit                                     419,981        454,971     (34,990)       101,008        (79,707)    180,715

 Selling, General, and Administrative                 374,851        425,411     (50,560)       249,062        234,893      14,169
                                                ------------------------------------------  ----------------------------------------
 Income From Operations                                45,130         29,560      15,570       (148,054)      (314,600)    166,546

 Other Income(Expense):
   I/C Interest Income (Expense)                      (84,906)       (82,318)     (2,588)       (72,825)       (72,988)        163
   Interest Expense                                    (1,798)        (1,774)        (24)           -              -           -
   Interest Income                                         13            -            13            -              -           -
   Gain (loss) on Asset Disposition                     3,550            (56)      3,606            -          (14,214)     14,214
   Other Expense                                      (60,975)      (347,946)    286,971         (9,039)      (372,038)    362,999
   Other Income                                           -            1,067      (1,067)           -              -           -
                                                ------------------------------------------  ----------------------------------------
     Total Other Income (Expense)                    (144,116)      (431,027)    286,911        (81,864)      (459,240)    377,376

                                                ------------------------------------------  ----------------------------------------
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                       (98,986)      (401,467)    302,481       (229,918)      (773,840)    543,922
 Bankruptcy Administrative Expenses                                                                                            -
                                                ------------------------------------------  ----------------------------------------
 Net Income (Loss)                                    (98,986)      (401,467)    302,481       (229,918)      (773,840)    543,922
                                                ------------------------------------------  ----------------------------------------
                                                ------------------------------------------  ----------------------------------------


              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
    OPERATIONS INFORMATION


                                                                                               (UNAUDITED)    (UNAUDITED)
                                                   (UNAUDITED)     (UNAUDITED)                 MONTH ENDED    MONTH ENDED
                                                   MONTH ENDED     MONTH ENDED                NOV 30, 1997    OCT 31, 1997
                                                   NOV 30, 1997    OCT 31, 1997                CONTINUING     CONTINUING
                                                    CORPORATE       CORPORATE    CHANGE        OPERATIONS     OPERATIONS    CHANGE
                                                ------------------------------------------  ----------------------------------------
 Sales                                                    -              -           -        2,135,195      2,119,707      15,488
 Cost of Sales                                            -              -           -        1,614,206      1,744,443    (130,237)
                                                ------------------------------------------  ----------------------------------------
     Gross Profit                                         -              -           -          520,989        375,264     145,725

 Selling, General, and Administrative                 292,906        382,340     (89,434)       916,819      1,042,644    (125,825)
                                                ------------------------------------------  ----------------------------------------

 Income From Operations                              (292,906)      (382,340)     89,434       (395,830)      (667,380)    271,550

 Other Income(Expense):
   I/C Interest Income (Expense)                      157,731        155,306       2,425            -              -           -
   Interest Expense                                  (177,659)      (181,196)      3,537       (179,457)      (182,970)      3,513
   Interest Income                                      1,446          1,476         (30)         1,459          1,476         (17)
   Gain (loss) on Asset Disposition                       -              -           -            3,550        (14,270)      17,82

   Other Expense                                          -         (154,023)    154,023        (70,014)      (874,007)    803,993
   Other Income                                         4,118            -         4,118          4,118          1,067       3,051
                                                ------------------------------------------  ----------------------------------------
     Total Other Income (Expense)                     (14,364)      (178,437)    164,073       (240,344)    (1,068,704)    828,360

                                                ------------------------------------------  ----------------------------------------
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                      (307,270)      (560,777)    253,507       (636,174)    (1,736,084)  1,099,910
 Bankruptcy Administrative Expenses                  (110,665)       (64,310)    (46,355)      (110,665)       (64,310)    (46,355)
                                                ------------------------------------------  ----------------------------------------
 Net Income (Loss)                                   (417,935)      (625,087)    207,152       (746,839)    (1,800,394)  1,053,555
                                                ------------------------------------------  ----------------------------------------
                                                ------------------------------------------  ----------------------------------------


              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
    OPERATIONS INFORMATION


                                                   (UNAUDITED)    (UNAUDITED)                  (UNAUDITED)    (UNAUDITED)
                                                   MONTH ENDED    MONTH ENDED                  MONTH ENDED    MONTH ENDED
                                                  NOV 30, 1997    OCT 31, 1997                 NOV 30, 1997   OCT 31, 1997
                                                  DISCONTINUED    DISCONTINUED                  COMBINED       COMBINED
                                                   OPERATIONS      OPERATIONS    CHANGE           FINAL          FINAL     CHANGE
                                                ------------------------------------------  ----------------------------------------
 Sales                                                293,892        195,597      98,294      2,359,093      2,154,527     204,565
 Cost of Sales                                        235,814        166,589      69,225      1,780,026      1,750,255      29,771
                                                ------------------------------------------  ----------------------------------------
     Gross Profit                                      58,077         29,008      29,069        579,066        404,272     174,794

 Selling, General, and Administrative                  85,839        304,450    (218,611)     1,002,658      1,347,094    (344,436)

 Income From Operations                               (27,761)      (275,441)    247,680       (423,591)      (942,821)    519,230

 Other Income(Expense):
   I/C Interest Income (Expense)                          -              -           -              -              -           -
   Interest Expense                                       -              (24)         24       (179,457)      (182,994)      3,537
   Interest Income                                      1,309            -         1,309          2,768          1,476       1,292
   Gain (loss) on Asset Disposition                        (0)       (17,705)     17,705          3,550        (31,975)     35,525
   Other Expense                                        4,335       (141,994)    146,329        (65,679)    (1,016,001)    950,322
   Other Income                                             0        108,029    (108,028)         4,118        109,096    (104,977)
                                                ------------------------------------------  ----------------------------------------
     Total Other Income (Expense)                       5,644        (51,694)     57,338       (234,700)    (1,120,398)    885,698

                                                ------------------------------------------  ----------------------------------------
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                       (22,117)      (327,135)    305,018       (658,291)    (2,063,219)  1,404,928
 Bankruptcy Administrative Expenses                       -         (110,665)    (64,310)       (46,355)
                                                ------------------------------------------  ----------------------------------------
 Net Income (Loss)                                    (22,117)      (327,135)    305,018       (768,956)    (2,127,529)  1,358,573
                                                ------------------------------------------  ----------------------------------------
                                                ------------------------------------------  ----------------------------------------


              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION


                                                                                  (UNAUDITED)         (UNAUDITED)
                                                                                  MONTH ENDED         MONTH ENDED
                                                                               NOVEMBER 30, 1997   OCTOBER 31, 1997        CHANGE
                                                                            --------------------  -------------------  ------------
Cash flows from operating activities:
  Net loss                                                                          ($768,956)          ($2,127,529)    $1,358,573

  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                                     96,728               110,144        (13,416)
      Additional Inventory Reserves in Discontinued Operations                        180,000                     0        180,000
      Write down of property and equipment in Discontinued Operations                       0                     0              0
      (Gain) Loss on sale of property and equipment                                         0                31,975        (31,975)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables                                                                     362,000               353,648          8,352
      Costs in excess of billings                                                     375,402               890,349       (514,947)
      Inventory                                                                       124,119               287,188       (163,069)
      Prepaids & other assets                                                        (115,833)              (96,859)       (18,973)
     Increase (decrease) in:
      Accounts payable                                                                138,501              (142,048)       280,549
      Accrued expenses                                                                212,249               199,256         12,993
      Billings in excess of costs                                                           0               (24,840)        24,840
      Other net changes in assets and liabilities                                    (166,289)             (132,059)       (34,230)
                                                                            --------------------  -------------------  ------------
        Total adjustments                                                           1,206,877             1,476,753       (269,876)
                                                                            --------------------  -------------------  ------------
        Net cash provided by (used in) operating activities                           437,921              (650,776)     1,088,697


Cash flows from investing activities :
     Proceeds from sale of equipment                                                        0                 6,150         (6,150)
     Additions to property and equipment                                                 (301)              (41,271)        40,970
                                                                            --------------------  -------------------  ------------
       Net cash provided by (used in) investing activities                               (301)              (35,121)        34,820


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                                (277,173)            1,348,108     (1,625,281)
  Increase (decrease) in pre petition liabilities                                     (76,349)             (855,525)       779,176
                                                                            --------------------  -------------------  ------------
      Net cash provided by (used in) financing activities                            (353,522)              492,583       (846,105)
                                                                            --------------------  -------------------  ------------
Net increase (decrease) in cash                                                        84,098              (193,314)       277,412

CASH AT BEGINNING OF PERIOD                                                           187,651               380,965       (193,314)
                                                                            --------------------  -------------------  ------------

CASH AT END OF PERIOD                                                                $271,748              $187,651        $84,097
                                                                            --------------------  -------------------  ------------
                                                                            --------------------  -------------------  ------------


              See accompanying notes to financial statement information.

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
November 30, 1997 Financial Reporting Information

Notes to Financial Statement Information

The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

As of November 30, 1997, the Company's borrowings under the debtor-in-possession financing agreement with BNY Financial Corporation ("BNYFC") were $19,966,112 which exceeded the $17,000,000 borrowing limit in the debtor-in-possession financing agreement by $2,966,112. Additionally, the Company's borrowings exceeded the collateral formula by 11,000,000. The Company is in the process of negotiating an extension to its financing agreement with BNYFC which expires December 31, 1997.